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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2014 through October 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Mid Cap
                        Value Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PCGRX
                        Class C     PCCGX
                        Class K     PMCKX
                        Class R     PCMRX
                        Class Y     PYCGX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       40

Approval of Investment Advisory Agreement                                     42

Trustees, Officers and Service Providers                                      47

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

In the following interview, Edward T. "Ned" Shadek, Jr. discusses the factors that affected the performance of Pioneer Mid Cap Value Fund during the 12-month period ended October 31, 2015. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2015?

A Pioneer Mid Cap Value Fund's Class A shares returned 0.22% at net asset value (NAV) during the 12-month period ended October 31, 2015, while the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), returned 0.47%. During the same period, the average return of the 417 mutual funds in Lipper's Multi-Cap Core Funds category was 0.87%, and the average return of the 493 mutual funds in Morningstar's Mid-Cap Value Funds category was 0.36%.

Q How would you describe the investment environment in the domestic equity market during the 12-month period ended October 31, 2015?

A The domestic stock market ebbed and flowed during the 12-month period. Over the first six months, from November 1, 2014, through April 30, 2015, U.S. stocks, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 4.39%. While that number was solidly positive, it somewhat masked the underlying concerns that affected market activity, including a sharp drop in oil prices, which began plummeting around the middle of 2014 and never really stopped, save for a brief rally in the early part of 2015. Moreover, daily stories of geopolitical issues ranging from the Middle East and Africa to the Ukraine reminded investors of the ever-present risks arising from international tension and instability. Greece and its financial woes also kept the markets on edge about the long-term prospects for the euro zone, and the faltering economies of Brazil, Venezuela, and Argentina affected market sentiment about the emerging markets.

     In the second half of the Fund's fiscal year ended October 31, 2015 (May 1 through October 31), market volatility increased significantly as the period progressed. The volatility was driven mainly by investors' concerns about slowing economic growth in China and the potential effects that would have on the global economy, the impact of falling commodity prices (oil resumed its downward spiral beginning around mid-June), and uncertainty surrounding the timing of a potential interest-rate hike by the U.S. Federal Reserve (the Fed). In August, another log was thrown onto the volatility fire when the Chinese government devalued the nation's currency, the yuan, which raised the possibility of further global currency devaluations.

4 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

     Over the full 12-month period, the S&P 500 returned 5.21%; however, the final three months of the period (August 1 through October 31) saw the S&P 500 turn negative (-0.62%), a reflection of the increased market volatility. The Fund's benchmark, the Russell Index, returned 0.47% over the 12-month period ended October 31, 2015.

Q The Fund performed roughly in line with the Russell Index during the 12-month period ended October 31, 2015, though Class A shares at NAV generated a slightly smaller return. Could you please discuss the factors that had the most significant effects on the Fund's benchmark-relative performance during the period?

A Overall, the main detractor from the Fund's benchmark-relative performance during the 12-month period was stock selection in health care, though selection results in consumer discretionary and materials also dragged down relative returns. Meanwhile, energy was the Fund's best-performing sector during the period, as a portfolio underweight as well as good stock selection in the sector made strong contributions to benchmark-relative performance. In addition, the Fund's relative returns benefited from good stock selection results in the industrials and information technology sectors, and from an overweight to health care, a sector that performed very well for most of the 12-month period before selling off over the final few months.

     With regard to individual securities, in health care, the Fund's benchmark-relative returns were hurt the most by not owning Cigna, a large insurer that saw its stock price spike after the announcement of the company's merger with Anthem. Also in the sector, the Fund's positions in pharmaceutical firms Salix and Jazz detracted from relative performance. Salix's stock declined after the company disclosed an accounting issue. In addition, the pharmaceutical industry, in general, saw some negative momentum as drug pricing became a hot-button political issue early in the Presidential campaign season, and Salix's shares were caught in the downdraft. We sold the Fund's position in Salix before the end of the period. Shares of Jazz Pharmaceuticals also were negatively affected by the talk about drug pricing and the resulting market sell-off. We have retained the Fund's shares of Jazz, however, as we believe it was unfairly tarnished by the negative momentum that affected the entire industry during the period.

     Outside of health care, the worst-performing stock in the Fund's portfolio relative to the Russell Index during the period was the education company DeVry, from the consumer discretionary sector. DeVry experienced a slowdown in the Brazilian and health care segments of its business, while the traditional DeVry University segment of the business continued to struggle. We eliminated the Fund's position relatively early in the period.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 5

     While stock selection in energy provided the biggest overall boost to the Fund's benchmark-relative returns during the period, the three stocks in the Fund's portfolio that aided relative performance the most during the 12-month period came from outside the energy sector: Aetna, a health insurer; automotive-related company Goodyear Tire & Rubber; and Total System Services, a data processing firm that works mainly with the financial services industry. Like Cigna, which the Fund did not own, Aetna's stock price surged on news of an announced merger (with Humana). Goodyear Tire & Rubber saw its share price appreciate due to a confluence of factors, including an upswing in the global automobile cycle; the low price of raw materials (commodities) used to manufacture the company's products; recently placed tariffs on imported Chinese tires, which have effectively lifted pricing in the entire U.S. tire industry; and the market's positive reaction to company management's change in style, as Goodyear is now being run with margins, and not sales volumes, at the forefront of its strategy. Total System Services, from the information technology sector, is a predictable, steady company -- the kind of company market participants like to own. Total has been a "beat and raise" company for a while now, meaning it often beats earnings estimates and subsequently raises future guidance.

     Finally, stock selection in the industrials sector also contributed to the Fund's relative returns, with a position in Fortune Brands Home & Security aiding performance. The company reported solid earnings for the second quarter of 2015 and a positive outlook for the balance of the year, in anticipation of accelerating home construction activity driven by the U.S. housing recovery. Fortune, which manufactures items such as cabinets and faucets, also stands to benefit not just from new home construction, but also from increased renovation activity as the upswing in the housing cycle continues.

Q Did the Fund invest in any derivatives during the 12-month period ended October 31, 2015?

A    No, the Fund held no derivatives during the period.

Q Could you discuss some of the changes you made in the Fund's portfolio during the 12-month period ended October 31, 2015?

A Over the past year, we have reduced the number of Fund holdings and moved to a more concentrated portfolio that features a collection of stock positions representing our most high-conviction names. At the same time, we have avoided making undue "sector bets," though the portfolio, as of period end, is positioned for a rising interest-rate environment, given that the Fed appears to have put the possibility of a rate increase in the near future back on the table. As a result, the portfolio is underweight in utilities and real estate investment trusts (or REITs, a sub-group within financials),

6 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 and overweight banks and insurance companies. REITs and utilities would likely suffer in a rising-rate environment, while banks and insurance company would stand to benefit.

     The most significant changes from a sector allocation perspective during the period were to the Fund's positioning in energy and health care. In the former, we began to reduce the portfolio's underweight as the period progressed, focusing on buying shares of companies that we believe to be higher-quality names with better assets and balance sheets than the rest of the sector. Another factor in the change to the Fund's energy weighting was the recent rebalancing of the Russell Index, which increased the benchmark's weighting in the sector, and so we added to the portfolio's energy holdings as the Russell Index's allocation went up. In addition, as value investors, we liked the investment opportunities we saw in the energy sector following a year filled with struggles and sell-offs due to the rout of oil and other commodity prices.

     In health care, the Fund moved from an overweight to an underweight during the period. We had begun significantly reducing the Fund's weighting in the sector by very early in the third quarter of 2015. This was due in part to the Russell Index's rebalancing in the second quarter, but also because of multiple mergers within the sector and the high market capitalization levels of some of the health care names held in the portfolio. By reducing the portfolio's weighting in the sector, we were able to minimize the damage to the Fund's performance when health care stocks weakened sharply throughout the third quarter, as the sector sold off due to profit taking, and, as mentioned previously, concerns were raised about drug pricing in the pharmaceuticals industry.

     Finally, the Fund is overweight to the information technology sector and underweight to materials. In information technology, we have been identifying some interesting investment opportunities in companies with "GARP" (growth at a reasonable price) potential; in materials, the continued weakness in commodities pricing has led us to maintain a solid underweight relative to the Russell Index.

     With regard to individual stocks, we sold a number of holdings during the period, including Salix and Aetna in health care. One notable addition we made was Tyson Foods, from the consumer staples sector. Tyson, long known as a "chicken" company, has now developed a solid portfolio of branded products, particularly in the aftermath of its acquisition of Hillshire Brands. The stock remains relatively cheap, and the company has been engaging in shareholder-friendly actions such as share buybacks and dividend* increases.

*    Dividends are not guaranteed.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 7

Q    What is your outlook?

A We think the U.S. economy, in general, is faring pretty well, particularly when compared to the economies in other regions, especially the emerging markets. Therefore, as noted earlier, we expect interest rates to rise in the relatively near future and have positioned the portfolio accordingly. Despite some lingering issues, particularly on the geopolitical side of things, the domestic market environment is relatively benign as we head into the final weeks of 2015. Stock valuations, while not as cheap as they were a year or two ago, are not egregious, either, and we have been seeing a number of attractive investment opportunities within the mid-cap value universe and have used the recent market declines to upgrade the quality of the holdings in the Fund's portfolio.

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Portfolio Summary | 10/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.0%
International Common Stocks                                                 4.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 34.5%
Information Technology                                                     14.1%
Industrials                                                                11.5%
Consumer Discretionary                                                      9.4%
Energy                                                                      8.6%
Utilities                                                                   6.6%
Consumer Staples                                                            6.1%
Health Care                                                                 5.3%
Materials                                                                   3.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. The Goodyear Tire & Rubber Co.                                         2.26%
--------------------------------------------------------------------------------
 2. Unum Group                                                             2.24
--------------------------------------------------------------------------------
 3. Nasdaq, Inc.                                                           2.13
--------------------------------------------------------------------------------
 4. Boston Scientific Corp.                                                2.12
--------------------------------------------------------------------------------
 5. United Continental Holdings, Inc.                                      2.06
--------------------------------------------------------------------------------
 6. Fortune Brands Home & Security, Inc.                                   1.98
--------------------------------------------------------------------------------
 7. Voya Financial, Inc.                                                   1.98
--------------------------------------------------------------------------------
 8. Tyson Foods, Inc.                                                      1.98
--------------------------------------------------------------------------------
 9. The Hartford Financial Services Group, Inc.                            1.97
--------------------------------------------------------------------------------
10. Lincoln National Corp.                                                 1.96
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 9

Prices and Distributions | 10/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                       10/31/15                    10/31/14
--------------------------------------------------------------------------------
            A                          $25.30                      $28.37
--------------------------------------------------------------------------------
            C                          $19.29                      $22.42
--------------------------------------------------------------------------------
            R                          $24.84                      $27.91
--------------------------------------------------------------------------------
            Y                          $26.84                      $29.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                       10/31/15                    3/2/15*
--------------------------------------------------------------------------------
            K                          $25.37                     $26.76
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-10/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net
                           Investment            Short-Term       Long-Term
          Class              Income            Capital Gains    Capital Gains
--------------------------------------------------------------------------------
            A               $0.1141               $0.3968          $2.6947
--------------------------------------------------------------------------------
            C               $    --               $0.3968          $2.6947
--------------------------------------------------------------------------------
            K               $    --               $    --          $    --
--------------------------------------------------------------------------------
            R               $0.0152               $0.3968          $2.6947
--------------------------------------------------------------------------------
            Y               $0.2054               $0.3968          $2.6947
--------------------------------------------------------------------------------

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

* Class K shares commenced operations on March 2, 2015.

10 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                         Net         Public      Russell
                         Asset       Offering    Midcap
                         Value       Price       Value
Period                   (NAV)       (POP)       Index
--------------------------------------------------------------------------------
10 years                  6.45%       5.82%       8.39%
5 years                  10.38        9.08       13.64
1 year                    0.22       -5.54        0.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Mid Cap               Russell Midcap
                                    Value Fund                    Value Index
10/05                               $ 9,425                       $10,000
10/06                               $10,851                       $12,051
10/07                               $12,637                       $13,224
10/08                               $ 7,999                       $ 8,089
10/09                               $ 9,108                       $ 9,264
10/10                               $10,744                       $11,811
10/11                               $10,855                       $12,500
10/12                               $11,623                       $14,373
10/13                               $15,215                       $19,180
10/14                               $17,570                       $22,283
10/15                               $17,608                       $22,388

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 11

Performance Update | 10/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                                 Russell
                                                 Midcap
                         If          If          Value
Period                   Held        Redeemed    Index
--------------------------------------------------------------------------------
10 years                  5.54%       5.54%       8.39%
5 years                   9.45        9.45       13.64
1 year                   -0.59       -0.59        0.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Mid Cap               Russell Midcap
                                    Value Fund                    Value Index
10/05                               $10,000                       $10,000
10/06                               $11,421                       $12,051
10/07                               $13,186                       $13,224
10/08                               $ 8,277                       $ 8,089
10/09                               $ 9,342                       $ 9,264
10/10                               $10,919                       $11,811
10/11                               $10,939                       $12,500
10/12                               $11,611                       $14,373
10/13                               $15,065                       $19,180
10/14                               $17,248                       $22,283
10/15                               $17,147                       $22,388

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                         Net         Russell
                         Asset       Midcap
                         Value       Value
Period                   (NAV)       Index
--------------------------------------------------------------------------------
10 years                  6.48%       8.39%
5 years                  10.45       13.64
1 year                    0.50        0.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Mid Cap               Russell Midcap
                                    Value Fund                    Value Index
10/05                               $10,000                       $10,000
10/06                               $11,511                       $12,051
10/07                               $13,406                       $13,224
10/08                               $ 8,486                       $ 8,089
10/09                               $ 9,663                       $ 9,264
10/10                               $11,398                       $11,811
10/11                               $11,516                       $12,500
10/12                               $12,330                       $14,373
10/13                               $16,141                       $19,180
10/14                               $18,639                       $22,283
10/15                               $18,731                       $22,388

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 13

Performance Update | 10/31/15                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                         Net         Russell
                         Asset       Midcap
                         Value       Value
Period                   (NAV)       Index
--------------------------------------------------------------------------------
10 years                  6.13%       8.39%
5 years                  10.01       13.64
1 year                   -0.16        0.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.43%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Mid Cap               Russell Midcap
                                    Value Fund                    Value Index
10/05                               $10,000                       $10,000
10/06                               $11,479                       $12,051
10/07                               $13,333                       $13,224
10/08                               $ 8,422                       $ 8,089
10/09                               $ 9,570                       $ 9,264
10/10                               $11,252                       $11,811
10/11                               $11,335                       $12,500
10/12                               $12,101                       $14,373
10/13                               $15,785                       $19,180
10/14                               $18,157                       $22,283
10/15                               $18,128                       $22,388

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                         Net         Russell
                         Asset       Midcap
                         Value       Value
Period                   (NAV)       Index
--------------------------------------------------------------------------------
10 years                  6.86%       8.39%
5 years                  10.78       13.64
1 year                    0.53        0.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Pioneer Mid Cap               Russell Midcap
                                    Value Fund                    Value Index
10/05                               $5,000,000                    $ 5,000,000
10/06                               $5,779,641                    $ 6,025,650
10/07                               $6,753,260                    $ 6,611,795
10/08                               $4,294,108                    $ 4,044,675
10/09                               $4,912,853                    $ 4,631,956
10/10                               $5,819,893                    $ 5,905,277
10/11                               $5,903,420                    $ 6,249,810
10/12                               $6,343,669                    $ 7,186,440
10/13                               $8,336,010                    $ 9,590,233
10/14                               $9,660,238                    $11,141,691
10/15                               $9,711,187                    $11,193,789

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------------
Share Class                  A            C            K            R            Y
--------------------------------------------------------------------------------------
Beginning Account        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------------
Ending Account           $  977.18    $  973.27    $  979.54    $  974.90    $  978.87
Value (after expenses)
On 10/31/15
--------------------------------------------------------------------------------------
Expenses Paid            $    5.23    $    9.45    $    3.24    $    7.17    $    3.64
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.90%, 0.65%, 1.44%, and 0.73% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------------
Share Class                  A            C            K            R            Y
--------------------------------------------------------------------------------------
Beginning Account        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------------
Ending Account           $1,019.91    $1,015.63    $1,021.93    $1,017.95    $1,021.53
Value (after expenses)
On 10/31/15
--------------------------------------------------------------------------------------
Expenses Paid            $    5.35    $    9.65    $    3.31    $    7.32    $    3.72
During Period*
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.90%, 0.65%, 1.44%, and 0.73% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 17

Schedule of Investments | 10/31/15

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               ENERGY -- 8.7%
               Oil & Gas Equipment & Services -- 1.3%
     192,195   Cameron International Corp.*                           $ 13,071,182
----------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 7.4%
     515,687   Cabot Oil & Gas Corp.                                  $ 11,195,565
     126,786   Cimarex Energy Co.                                       14,968,355
     103,198   Concho Resources, Inc.*                                  11,961,680
     154,886   EQT Corp.                                                10,233,318
     654,873   Memorial Resource Development Corp.*                     11,584,703
      89,998   Pioneer Natural Resources Co.                            12,342,326
                                                                      ------------
                                                                      $ 72,285,947
                                                                      ------------
               Total Energy                                           $ 85,357,129
----------------------------------------------------------------------------------
               MATERIALS -- 3.7%
               Specialty Chemicals -- 1.1%
     152,503   Celanese Corp.                                         $ 10,835,338
----------------------------------------------------------------------------------
               Metal & Glass Containers -- 1.0%
     190,785   Crown Holdings, Inc.*                                  $ 10,119,236
----------------------------------------------------------------------------------
               Forest Products -- 1.6%
     869,945   Louisiana-Pacific Corp.*                               $ 15,363,229
                                                                      ------------
               Total Materials                                        $ 36,317,803
----------------------------------------------------------------------------------
               CAPITAL GOODS -- 5.8%
               Building Products -- 3.8%
     373,069   Fortune Brands Home & Security, Inc.                   $ 19,522,701
     398,269   Owens Corning*                                           18,133,188
                                                                      ------------
                                                                      $ 37,655,889
----------------------------------------------------------------------------------
               Construction & Engineering -- 0.6%
     119,183   Fluor Corp.                                            $  5,698,139
----------------------------------------------------------------------------------
               Electrical Components & Equipment -- 0.8%
     129,093   Regal Beloit Corp.                                     $  8,234,842
----------------------------------------------------------------------------------
               Industrial Machinery -- 0.6%
      84,452   Dover Corp.                                            $  5,441,242
                                                                      ------------
               Total Capital Goods                                    $ 57,030,112
----------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 2.7%
               Office Services & Supplies -- 1.0%
     515,773   Steelcase, Inc.                                        $ 10,011,154
----------------------------------------------------------------------------------
               Human Resource & Employment Services -- 1.7%
     176,305   ManpowerGroup, Inc.                                    $ 16,181,273
                                                                      ------------
               Total Commercial Services & Supplies                   $ 26,192,427
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
               TRANSPORTATION -- 3.1%
               Air Freight & Logistics -- 1.0%
     197,286   Expeditors International of Washington, Inc.           $  9,822,870
----------------------------------------------------------------------------------
               Airlines -- 2.1%
     336,179   United Continental Holdings, Inc.*                     $ 20,274,955
                                                                      ------------
               Total Transportation                                   $ 30,097,825
----------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 3.3%
               Auto Parts & Equipment -- 1.0%
     179,650   Tenneco, Inc.*                                         $ 10,166,394
----------------------------------------------------------------------------------
               Tires & Rubber -- 2.3%
     677,115   The Goodyear Tire & Rubber Co.                         $ 22,236,458
                                                                      ------------
               Total Automobiles & Components                         $ 32,402,852
----------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 3.8%
               Homebuilding -- 1.7%
     330,863   Lennar Corp.                                           $ 16,566,310
----------------------------------------------------------------------------------
               Household Appliances -- 1.3%
      82,784   Whirlpool Corp.                                        $ 13,257,030
----------------------------------------------------------------------------------
               Housewares & Specialties -- 0.8%
     170,145   Jarden Corp.*                                          $  7,622,496
                                                                      ------------
               Total Consumer Durables & Apparel                      $ 37,445,836
----------------------------------------------------------------------------------
               RETAILING -- 2.3%
               Department Stores -- 1.0%
     198,475   Macy's, Inc.                                           $ 10,118,256
----------------------------------------------------------------------------------
               Apparel Retail -- 1.3%
     250,831   Ross Stores, Inc.                                      $ 12,687,032
                                                                      ------------
               Total Retailing                                        $ 22,805,288
----------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 6.1%
               Agricultural Products -- 2.9%
     139,552   Bunge, Ltd.                                            $ 10,181,714
     195,737   Ingredion, Inc.                                          18,606,759
                                                                      ------------
                                                                      $ 28,788,473
----------------------------------------------------------------------------------
               Packaged Foods & Meats -- 3.2%
     101,542   The JM Smucker Co.                                     $ 11,920,015
     438,931   Tyson Foods, Inc.                                        19,470,979
                                                                      ------------
                                                                      $ 31,390,994
                                                                      ------------
               Total Food, Beverage & Tobacco                         $ 60,179,467
----------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 4.3%
               Health Care Equipment -- 3.4%
   1,142,701   Boston Scientific Corp.*                               $ 20,888,574
     117,004   Zimmer Biomet Holdings, Inc.                             12,235,108
                                                                      ------------
                                                                      $ 33,123,682
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 19

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
               Health Care Distributors -- 0.9%
     111,911   Cardinal Health, Inc.                                  $  9,199,084
                                                                      ------------
               Total Health Care Equipment & Services                 $ 42,322,766
----------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
               SCIENCES -- 1.1%
               Pharmaceuticals -- 1.1%
      76,403   Jazz Pharmaceuticals Plc*                              $ 10,488,604
                                                                      ------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $ 10,488,604
----------------------------------------------------------------------------------
               BANKS -- 8.3%
               Regional Banks -- 8.3%
     538,486   Cathay General Bancorp                                 $ 16,854,612
   1,022,719   First Horizon National Corp.                             14,502,155
   1,649,473   Huntington Bancshares, Inc./OH                           18,094,719
   1,262,865   KeyCorp                                                  15,684,783
   1,838,842   Regions Financial Corp.                                  17,193,173
                                                                      ------------
                                                                      $ 82,329,442
                                                                      ------------
               Total Banks                                            $ 82,329,442
----------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 7.1%
               Other Diversified Financial Services -- 2.0%
     480,012   Voya Financial, Inc.                                   $ 19,474,087
----------------------------------------------------------------------------------
               Specialized Finance -- 3.9%
      70,469   Intercontinental Exchange, Inc.                        $ 17,786,376
     362,411   Nasdaq, Inc.                                             20,979,973
                                                                      ------------
                                                                      $ 38,766,349
----------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.2%
     251,772   Lazard, Ltd.                                           $ 11,662,079
                                                                      ------------
               Total Diversified Financials                           $ 69,902,515
----------------------------------------------------------------------------------
               INSURANCE -- 11.2%
               Life & Health Insurance -- 4.2%
     361,167   Lincoln National Corp.                                 $ 19,326,046
     637,206   Unum Group                                               22,079,188
                                                                      ------------
                                                                      $ 41,405,234
----------------------------------------------------------------------------------
               Multi-line Insurance -- 2.0%
     419,715   The Hartford Financial Services Group, Inc.            $ 19,416,016
----------------------------------------------------------------------------------
               Property & Casualty Insurance -- 3.4%
     204,836   The Hanover Insurance Group, Inc.                      $ 17,257,433
     430,517   XL Group Plc                                             16,394,087
                                                                      ------------
                                                                      $ 33,651,520
----------------------------------------------------------------------------------
               Reinsurance -- 1.6%
     179,082   Reinsurance Group of America, Inc.                     $ 16,160,360
                                                                      ------------
               Total Insurance                                        $110,633,130
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
               REAL ESTATE -- 7.9%
               Diversified REIT -- 1.3%
     603,045   Duke Realty Corp.                                      $ 12,483,032
----------------------------------------------------------------------------------
               Residential REIT -- 2.4%
     144,671   Mid-America Apartment Communities, Inc.                $ 12,324,522
     342,853   UDR, Inc.                                                11,814,714
                                                                      ------------
                                                                      $ 24,139,236
----------------------------------------------------------------------------------
               Retail REIT -- 2.1%
      54,322   Federal Realty Investment Trust                        $  7,794,664
     459,563   General Growth Properties, Inc.                          13,304,349
                                                                      ------------
                                                                      $ 21,099,013
----------------------------------------------------------------------------------
               Specialized REIT -- 1.0%
     290,394   The GEO Group, Inc.                                    $  9,371,014
----------------------------------------------------------------------------------
               Real Estate Services -- 1.1%
      63,071   Jones Lang LaSalle, Inc.                               $ 10,514,566
                                                                      ------------
               Total Real Estate                                      $ 77,606,861
----------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 6.9%
               IT Consulting & Other Services -- 1.4%
     235,549   Amdocs, Ltd.                                           $ 14,031,654
----------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 3.0%
     224,526   Fidelity National Information Services, Inc.           $ 16,372,436
     255,342   Total System Services, Inc.                              13,392,688
                                                                      ------------
                                                                      $ 29,765,124
----------------------------------------------------------------------------------
               Application Software -- 2.5%
     157,916   Citrix Systems, Inc.*                                  $ 12,964,904
     691,269   Nuance Communications, Inc.*                             11,730,835
                                                                      ------------
                                                                      $ 24,695,739
                                                                      ------------
               Total Software & Services                              $ 68,492,517
----------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
               Electronic Manufacturing Services -- 1.3%
     161,282   IPG Photonics Corp.                                    $ 13,325,119
                                                                      ------------
               Total Technology Hardware & Equipment                  $ 13,325,119
----------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.8%
               Semiconductor Equipment -- 0.6%
     462,955   Entegris, Inc.*                                        $  5,939,713
----------------------------------------------------------------------------------
               Semiconductors -- 5.2%
     169,318   Broadcom Corp.                                         $  8,702,945
     384,686   Microsemi Corp.*                                         13,852,543
     535,868   NVIDIA Corp.                                             15,202,575

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 21

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
               Semiconductors (continued)
   1,218,881   ON Semiconductor Corp.*                                $ 13,407,691
                                                                      ------------
                                                                      $ 51,165,754
                                                                      ------------
               Total Semiconductors & Semiconductor Equipment         $ 57,105,467
----------------------------------------------------------------------------------
               UTILITIES -- 6.6%
               Electric Utilities -- 5.2%
     223,866   Edison International                                   $ 13,548,370
     255,628   Eversource Energy                                        13,021,690
     211,382   Pinnacle West Capital Corp.                              13,424,871
     291,949   Westar Energy, Inc.                                      11,590,375
                                                                      ------------
                                                                      $ 51,585,306
----------------------------------------------------------------------------------
               Multi-Utilities -- 1.4%
     326,452   Public Service Enterprise Group, Inc.                  $ 13,479,203
                                                                      ------------
               Total Utilities                                        $ 65,064,509
----------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $863,120,665)                                    $985,099,669
----------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 100.0%
               (Cost $863,120,665) (a)                                $985,099,669
----------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.0%                     $    421,815
----------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $985,521,484
==================================================================================

*      Non-income producing security.

REIT   Real Estate Investment Trust.

(a) At October 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $863,266,005 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                            $139,309,647

         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                             (17,475,983)
                                                                                ------------
         Net unrealized appreciation                                            $121,833,664
                                                                                ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2015 aggregated $970,140,837 and $1,130,523,732, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                             Level 1          Level 2    Level 3    Total
--------------------------------------------------------------------------------
Common Stocks                $985,099,669     $ --       $ --       $985,099,669
--------------------------------------------------------------------------------
Total                        $985,099,669     $ --       $ --       $985,099,669
================================================================================

During the year ended October 31, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 23

Statement of Assets and Liabilities | 10/31/15

ASSETS:
  Investment in securities (cost $863,120,665)                      $985,099,669
  Receivables --
     Investment securities sold                                        3,317,477
     Fund shares sold                                                    221,803
     Dividends                                                           773,045
  Prepaid expenses                                                        41,996
--------------------------------------------------------------------------------
       Total assets                                                 $989,453,990
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                $    763,597
     Due to custodian                                                  2,202,285
     Fund shares repurchased                                             575,796
     Distributions                                                           228
     Trustee fees                                                          4,575
  Due to affiliates                                                      306,891
  Accrued expenses                                                        79,134
--------------------------------------------------------------------------------
       Total liabilities                                            $  3,932,506
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $772,751,624
  Undistributed net investment income                                  2,877,094
  Accumulated net realized gain on investments                        87,913,762
  Net unrealized appreciation on investments                         121,979,004
--------------------------------------------------------------------------------
       Total net assets                                             $985,521,484
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $856,629,489/33,853,672 shares)                 $      25.30
  Class C (based on $60,472,742/3,134,385 shares)                   $      19.29
  Class K (based on $16,102,527/634,716 shares)                     $      25.37
  Class R (based on $21,022,693/846,345 shares)                     $      24.84
  Class Y (based on $31,294,033/1,165,757 shares)                   $      26.84
MAXIMUM OFFERING PRICE:
  Class A ($25.30 (divided by) 94.25%)                              $      26.85
================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Statement of Operations

For the Year Ended 10/31/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $27,966)               $17,269,544
  Interest                                                                   321
-----------------------------------------------------------------------------------------------
          Total investment income                                                  $ 17,269,865
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
     Basic Fee                                                       $ 7,277,216
     Performance Adjustment                                             (982,202)
  Transfer agent fees
     Class A                                                             843,768
     Class B*                                                              1,864
     Class C                                                              52,758
     Class R                                                               6,520
     Class Y                                                               2,084
  Distribution fees
     Class A                                                           2,326,032
     Class B*                                                              3,148
     Class C                                                             672,221
     Class R                                                             121,812
  Shareholders communication expense                                     825,637
  Administrative expense                                                 321,432
  Custodian fees                                                          29,211
  Registration fees                                                       99,545
  Professional fees                                                       87,646
  Printing expense                                                        54,916
  Fees and expenses of nonaffiliated Trustees                             47,361
  Miscellaneous                                                           85,883
-----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 11,876,852
-----------------------------------------------------------------------------------------------
          Net investment income                                                    $  5,393,013
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                 $ 87,991,801
-----------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                             $(86,784,401)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                  $  1,207,400
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $  6,600,413
===============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 25

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            10/31/15         10/31/14
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    5,393,013   $    6,143,728
Net realized gain on investments                                87,991,801      124,071,571
Change in net unrealized appreciation (depreciation)
  on investments                                               (86,784,401)      31,134,998
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $    6,600,413   $  161,350,297
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.11 and $0.11 per share, respectively)     $   (4,257,902)  $   (3,891,750)
      Class R ($0.02 and $0.01 per share, respectively)            (15,905)          (9,052)
      Class Y ($0.21 and $0.19 per share, respectively)           (549,140)        (666,136)
Net realized gain:
      Class A ($3.09 and $2.80 per share, respectively)       (104,525,299)     (90,940,501)
      Class B* ($3.09 and $2.80 per share, respectively)                --       (2,007,706)
      Class C ($3.09 and $2.80 per share, respectively)         (9,470,701)      (8,103,222)
      Class R ($3.09 and $2.80 per share, respectively)         (2,936,242)      (2,811,937)
      Class Y ($3.09 and $2.80 per share, respectively)         (8,035,558)      (9,595,620)
-------------------------------------------------------------------------------------------
          Total distributions to shareowners                $ (129,790,747)  $ (118,025,924)
===========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  123,362,948   $  123,436,264
Reinvestment of distributions                                  118,401,757      104,251,661
Cost of shares repurchased                                    (280,155,891)    (232,696,517)
-------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
          Fund share transactions                           $  (38,391,186)  $   (5,008,592)
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $ (161,581,520)  $   38,315,781
NET ASSETS:
Beginning of year                                            1,147,103,004    1,108,787,223
-------------------------------------------------------------------------------------------
End of year                                                 $  985,521,484   $1,147,103,004
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $    2,877,094   $    3,414,836
===========================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

---------------------------------------------------------------------------------------------
                                Year Ended    Year Ended        Year Ended    Year Ended
                                10/31/15      10/31/15          10/31/14      10/31/14
                                Shares        Amount            Shares        Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                      2,662,856    $   70,625,753     2,769,446    $    75,962,890
Reinvestment of distributions    3,998,486       103,988,041     3,595,740         90,364,374
Less shares repurchased         (6,512,213)     (170,352,734)   (5,387,957)      (145,895,879)
---------------------------------------------------------------------------------------------
      Net increase                 149,129    $    4,261,060       977,229    $    20,431,385
=============================================================================================
Class B*
Shares sold or exchanged                --    $           --        16,130    $       347,299
Reinvestment of distributions           --                --        97,319          1,944,430
Less shares repurchased           (512,636)      (11,549,516)     (353,089)        (7,549,453)
---------------------------------------------------------------------------------------------
      Net decrease                (512,636)   $  (11,549,516)     (239,640)   $    (5,257,724)
=============================================================================================
Class C
Shares sold                        555,560    $   11,127,543       430,750    $     9,147,774
Reinvestment of distributions      396,519         7,886,768       341,403          6,800,781
Less shares repurchased           (898,734)      (17,914,371)     (664,238)       (14,314,064)
---------------------------------------------------------------------------------------------
      Net increase                  53,345    $    1,099,940       107,915    $     1,634,491
=============================================================================================
Class K**
Shares sold                      1,124,866    $   29,707,834            --    $            --
Reinvestment of distributions           --                --            --                 --
Less shares repurchased           (490,150)      (12,959,330)           --                 --
---------------------------------------------------------------------------------------------
      Net increase                 634,716    $   16,748,504            --    $            --
=============================================================================================
Class R
Shares sold                        164,675    $    4,223,426       183,921    $     4,929,817
Reinvestment of distributions      112,731         2,876,089       109,128          2,695,581
Less shares repurchased           (395,290)      (10,146,655)     (345,149)        (9,131,531)
---------------------------------------------------------------------------------------------
      Net decrease                (117,884)   $   (3,047,140)      (52,100)   $    (1,506,133)
=============================================================================================
Class Y
Shares sold                        275,413    $    7,678,392     1,141,940    $    33,048,484
Reinvestment of distributions      132,253         3,650,859        92,374          2,446,495
Less shares repurchased         (2,035,203)      (57,233,285)   (1,945,353)       (55,805,590)
---------------------------------------------------------------------------------------------
      Net decrease              (1,627,537)   $  (45,904,034)     (711,039)   $   (20,310,611)
=============================================================================================

* Class B shares converted to Class A shares on November 10, 2014. ** Class K shares commenced operations on March 2, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 27

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year       Year       Year
                                                             Ended        Ended      Ended      Ended      Ended
                                                             10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  28.37     $  27.42   $  21.12   $  19.92   $  19.81
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.14(a)  $   0.15   $   0.18   $   0.19   $   0.17
  Net realized and unrealized gain (loss) on investments        (0.01)        3.71       6.30       1.21       0.04
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.13     $   3.86   $   6.48   $   1.40   $   0.21
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $  (0.11)    $  (0.11)  $  (0.18)  $  (0.20)  $  (0.10)
  Net realized gain                                             (3.09)       (2.80)        --         --         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (3.20)    $  (2.91)  $  (0.18)  $  (0.20)  $  (0.10)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (3.07)    $   0.95   $   6.30   $   1.20   $   0.11
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  25.30     $  28.37   $  27.42   $  21.12   $  19.92
====================================================================================================================
Total return*                                                    0.22%       15.47%     30.91%      7.07%      1.04%
Ratio of net expenses to average net assets                      1.05%        1.04%      1.05%      1.09%      1.12%
Ratio of net investment income (loss) to average net assets      0.54%        0.58%      0.73%      0.88%      0.78%
Portfolio turnover rate                                            90%          61%        93%        87%        72%
Net assets, end of period (in thousands)                     $856,629     $956,082   $897,374   $779,161   $879,872
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

----------------------------------------------------------------------------------------------------------------------
                                                             Year          Year        Year       Year      Year
                                                             Ended         Ended       Ended      Ended     Ended
                                                             10/31/15      10/31/14    10/31/13   10/31/12  10/31/11
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  22.42      $  22.33    $ 17.24    $ 16.29   $  16.26
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
     Net investment income (loss)                            $  (0.06)(a)  $  (0.05)   $ (0.02)   $  0.02   $  (0.01)
     Net realized and unrealized gain (loss) on investments      0.02          2.94       5.14       0.98       0.04
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.04)     $   2.89    $  5.12    $  1.00   $   0.03
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
     Net investment income                                   $     --      $     --    $ (0.03)   $ (0.05)  $     --
     Net realized gain                                          (3.09)        (2.80)        --         --         --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (3.09)     $  (2.80)   $ (0.03)   $ (0.05)  $     --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (3.13)     $   0.09    $  5.09    $  0.95   $   0.03
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  19.29      $  22.42    $ 22.33    $ 17.24   $  16.29
======================================================================================================================
Total return*                                                   (0.59)%       14.50%     29.74%      6.15%      0.19%
Ratio of net expenses to average net assets                      1.90%         1.86%      1.94%      1.94%      1.98%
Ratio of net investment income (loss) to average net assets     (0.31)%       (0.24)%    (0.15)%     0.04%     (0.08)%
Portfolio turnover rate                                            90%           61%        93%        87%        72%
Net assets, end of period (in thousands)                     $ 60,473      $ 69,090    $66,390    $60,858   $ 72,873
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 29

--------------------------------------------------------------------------------
                                                                   3/2/15 to
                                                                   10/31/15
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $  26.76
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
    Net investment income (loss)                                   $   0.15(a)
    Net realized and unrealized gain (loss) on investments            (1.54)
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (1.39)
--------------------------------------------------------------------------------
Distribution to shareowners:
    Net investment income                                          $     --
    Net realized gain                                                    --
--------------------------------------------------------------------------------
Total distributions                                                $     --
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (1.39)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $  25.37
================================================================================
Total return*                                                         (5.19)%***
Ratio of net expenses to average net assets                            0.65%**
Ratio of net investment income (loss) to average net assets            0.85%**
Portfolio turnover rate                                                0.90%
Net assets, end of period (in thousands)                           $ 16,103
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

-----------------------------------------------------------------------------------------------------------------
                                                              Year         Year      Year      Year      Year
                                                              Ended        Ended     Ended     Ended     Ended
                                                              10/31/15     10/31/14  10/31/13  10/31/12  10/31/11
-----------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $ 27.91      $ 27.02   $ 20.78   $ 19.58   $ 19.48
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
     Net investment income (loss)                             $  0.04(a)   $  0.07   $  0.13   $  0.18   $  0.10
     Net realized and unrealized gain (loss) on investments      0.00(b)      3.63      6.18      1.14      0.05
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.04      $  3.70   $  6.31   $  1.32   $  0.15
-----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
     Net investment income                                    $ (0.02)     $ (0.01)  $ (0.07)  $ (0.12)  $ (0.05)
     Net realized gain                                          (3.09)       (2.80)       --        --        --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (3.11)     $ (2.81)  $ (0.07)  $ (0.12)  $ (0.05)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (3.07)     $  0.89   $  6.24   $  1.20   $  0.10
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 24.84      $ 27.91   $ 27.02   $ 20.78   $ 19.58
=================================================================================================================
Total return*                                                   (0.16)%      15.03%    30.44%     6.77%     0.73%
Ratio of net expenses to average net assets                      1.44%        1.43%     1.43%     1.38%     1.42%
Ratio of net investment income (loss) to average net assets      0.16%        0.20%     0.37%     0.61%     0.48%
Portfolio turnover rate                                            90%          61%       93%       87%       72%
Net assets, end of period (in thousands)                      $21,023      $26,909   $27,461   $30,752   $48,605
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 31

------------------------------------------------------------------------------------------------------------------
                                                             Year        Year      Year       Year       Year
                                                             Ended       Ended     Ended      Ended      Ended
                                                             10/31/15    10/31/14  10/31/13   10/31/12   10/31/11
------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 29.91     $ 28.74   $  22.13   $  20.87   $  20.75
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.25(a)  $  0.29   $   0.24   $   0.29   $   0.29
   Net realized and unrealized gain (loss) on investments      (0.02)       3.87       6.64       1.25       0.02
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.23     $  4.16   $   6.88   $   1.54   $   0.31
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.21)    $ (0.19)  $  (0.27)  $  (0.28)  $  (0.19)
   Net realized gain                                           (3.09)      (2.80)        --         --         --
------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (3.30)    $ (2.99)  $  (0.27)  $  (0.28)  $  (0.19)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (3.07)    $  1.17   $   6.61   $   1.26   $   0.12
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 26.84     $ 29.91   $  28.74   $  22.13   $  20.87
==================================================================================================================
Total return*                                                   0.53%      15.89%     31.41%      7.46%      1.44%
Ratio of net expenses to average net assets                     0.73%       0.67%      0.68%      0.69%      0.73%
Ratio of net investment income (loss) to average net assets     0.90%       0.95%      1.14%      1.32%      1.18%
Portfolio turnover rate                                           90%         61%        93%        87%        72%
Net assets, end of period (in thousands)                     $31,294     $83,545   $100,716   $173,315   $287,657
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Notes to Financial Statements | 10/31/15

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on March 2, 2015. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 33

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to the procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

34 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2015, the Fund reclassified $1,107,808 to decrease undistributed net investment income and $1,107,808 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions during the years ended October 31, 2015, and October 31, 2014, and were as follows:

     ---------------------------------------------------------------------------
                                                            2015            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $ 20,862,806    $  4,566,938
     Long-term capital gain                          108,927,941     113,458,986
     ---------------------------------------------------------------------------
          Total                                     $129,790,747    $118,025,924
     ===========================================================================

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 35

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Undistributed ordinary income                                  $  2,022,973
     Undistributed long term capital gain                             88,913,223
     Net unrealized appreciation                                     121,833,664
     ---------------------------------------------------------------------------
          Total                                                     $212,769,860
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax-basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $67,639 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.80% after the performance adjustment). For the year ended October 31, 2015, the aggregate performance adjustment resulted in a decrease of $982,202 to the basic fee. For the year ended October 31, 2015, the net management fee was equivalent to 0.58% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $70,028 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 37

For the year ended October 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $602,001
Class B                                                                      830
Class C                                                                  117,000
Class R                                                                   63,900
Class Y                                                                   41,906
--------------------------------------------------------------------------------
   Total                                                                $825,637
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $201,339 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2015.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,524 in distribution fees payable to PFD at October 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

38 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2015, CDSCs in the amount of $15,337 were paid to PFD.

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2015, the Fund had no borrowings under the credit facility.

7. Conversion of Class B Shares

As of the close of business on November 10, 2014, all outstanding Class B shares of the Fund were converted to Class A shares.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Mid Cap Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value Fund as of October 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2015

40 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

Subsequent Event (unaudited)

Effective November 2, 2015, Boston Financial Data Service became the transfer agent to the Fund at negotiated rates.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 41

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio manager in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

42 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio manager of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including the hiring by PIM of a new Head of Equity Research, U.S. It also was noted that Edward T. Shadek, Jr. became the portfolio manager of the Fund in

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 43

2013. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the impact of the Fund's performance on the management fee paid by the Fund. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

44 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 45

Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

46 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 47

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)         Trustee since 2006.  Private investor (2004 - 2008 and 2013 - present);  Director, Broadridge Financial
Chairman of the Board        Serves until a       Chairman (2008 - 2013) and Chief Executive Officer  Solutions, Inc. (investor
and Trustee                  successor trustee    (2008 - 2012), Quadriserv, Inc. (technology         communications and securities
                             is elected or        products for securities lending industry); and      processing provider for
                             earlier retirement   Senior Executive Vice President, The Bank of New    financial services industry)
                             or removal.          York (financial and securities services) (1986 -    (2009 - present); Director,
                                                  2004)                                               Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)           Trustee since 2005.  Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 - 2004  Trust (publicly-traded
                             successor trustee    and 2008 - present); Interim Chief Executive        mortgage REIT) (2004 - 2009,
                             is elected or        Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                             earlier retirement   research and consulting company) (2010); Executive  The Swiss Helvetia Fund, Inc.
                             or removal.          Vice President and Chief Financial Officer,         (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care services  present); Director of Oxford
                                                  company) (2004 - 2007); and Executive Vice          Analytica, Inc. (2008 -
                                                  President and Chief Financial Officer, Pedestal     present); and Director of
                                                  Inc. (internet-based mortgage trading company)      Enterprise Community
                                                  (2000 - 2002); Private consultant (1995-1997),      Investment, Inc.
                                                  Managing Director, Lehman Brothers (investment      (privately-held affordable
                                                  banking firm) (1992-1995); and Executive, The       housing finance company) (1985
                                                  World Bank (1979-1992)                              - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since 2008.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                             successor trustee                                                        Mellon Institutional Funds
                             is elected or                                                            Master Portfolio (oversaw 17
                             earlier retirement                                                       portfolios in fund complex)
                             or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)    Trustee since 1990.  Founding Director, Vice President and Corporate     None
Trustee                      Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee    firm) (1982 - present); Desautels Faculty of
                             is elected or        Management, McGill University (1999 - present);
                             earlier retirement   and Manager of Research Operations and
                             or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)     Trustee since 1990.  President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                      Serves until a       Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                             successor trustee    (1981 - present)                                    investment company) (2004 -
                             is elected or                                                            present); and Member, Board of
                             earlier retirement                                                       Governors, Investment Company
                             or removal.                                                              Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)       Trustee since 2014.  Consultant (investment company services) (2012 -    None
Trustee                      Serves until a       present); Executive Vice President, BNY Mellon
                             successor trustee    (financial and investment company services) (1969
                             is elected or        - 2012); Director, BNY International Financing
                             earlier retirement   Corp. (financial services) (2002 - 2012); and
                             or removal.          Director, Mellon Overseas Investment Corp.
                                                  (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 49

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*      Trustee since 2014.  Director and Executive Vice President (since 2008)  None
Trustee                      Serves until a       and Chief Investment Officer, U.S. (since 2010) of
                             successor trustee    PIM-USA; Executive Vice President of Pioneer
                             is elected or        (since 2008); Executive Vice President of Pioneer
                             earlier retirement   Institutional Asset Management, Inc. (since 2009);
                             or removal.          and Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

50 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**    Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds            Trustee of Pioneer
Advisory Trustee              since 2014.         (healthcare workers union pension funds) (2001 -     closed-end investment
                                                  present); Vice President - International             companies (5 portfolios)
                                                  Investments Group, American International Group,     (Sept. 2015 - present)
                                                  Inc. (insurance company) (1993 - 2001); Vice
                                                  President Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                  President - Asset/Liability Management Group,
                                                  Federal Farm Funding Corporation
                                                  (government-sponsored issuer of debt securities)
                                                  (1988 - 1990); Mortgage Strategies Group, Shearson
                                                  Lehman Hutton, Inc. (investment bank) (1987 -
                                                  1988); and Mortgage Strategies Group, Drexel
                                                  Burnham Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 51

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                         Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)           Since 2014. Serves    Chair, Director, CEO and President of Pioneer        Trustee of Pioneer
President and Chief          at the discretion of  Investment Management-USA (since September 2014);    closed-end investment
Executive Officer            the Board.            Chair, Director, CEO and President of Pioneer        companies (5 Portfolios)
                                                   Investment Management, Inc. (since September         (Sept. 2015 - Present)
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Funds Distributor, Inc. (since September
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Institutional Asset Management, Inc.
                                                   (since September 2014); and Chair, Director, and
                                                   CEO of Pioneer Investment Management Shareholder
                                                   Services, Inc. (since September 2014); Managing
                                                   Director, Morgan Stanley Investment Management
                                                   (2010 - 2013); and Director of Institutional
                                                   Business, CEO of International, Eaton Vance
                                                   Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)   Since 2003. Serves    Vice President and Associate General Counsel of      None
Secretary and Chief          at the discretion of  Pioneer since January 2008; Secretary and Chief
Legal Officer                the Board.            Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010; and
                                                   Vice President and Senior Counsel of Pioneer from
                                                   July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)       Since 2010. Serves    Fund Governance Director of Pioneer since December   None
Assistant Secretary          at the discretion of  2006 and Assistant Secretary of all the Pioneer
                             the Board.            Funds since June 2010; Manager - Fund Governance
                                                   of Pioneer from December 2003 to November 2006;
                                                   and Senior Paralegal of Pioneer from January 2000
                                                   to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)            Since 2010. Serves    Senior Counsel of Pioneer since May 2013 and         None
Assistant Secretary          at the discretion of  Assistant Secretary of all the Pioneer Funds since
                             the Board.            June 2010; and Counsel of Pioneer from June 2007
                                                   to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)         Since 2008. Serves    Vice President - Fund Treasury of Pioneer;           None
Treasurer and Chief          at the discretion of  Treasurer of all of the Pioneer Funds since March
Financial and                the Board.            2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer                                 to February 2008; and Assistant Treasurer of all
                                                   of the Pioneer Funds from March 2004 to February
                                                   2008
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                         Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)        Since 2000. Serves    Director - Fund Treasury of Pioneer; and Assistant   None
Assistant Treasurer          at the discretion     Treasurer of all of the Pioneer Funds
                             of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)           Since 2002. Serves    Fund Accounting Manager - Fund Treasury of           None
Assistant Treasurer          at the discretion     Pioneer; and Assistant Treasurer of all of the
                             of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)        Since 2009. Serves    Fund Administration Manager - Fund Treasury of       None
Assistant Treasurer          at the discretion     Pioneer since November 2008; Assistant Treasurer
                             of the Board.         of all of the Pioneer Funds since January 2009;
                                                   and Client Service Manager - Institutional
                                                   Investor Services at State Street Bank from March
                                                   2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2010. Serves    Chief Compliance Officer of Pioneer and of all the   None
Chief Compliance Officer     at the discretion     Pioneer Funds since March 2010; Chief Compliance
                             of the Board.         Officer of Pioneer Institutional Asset Management,
                                                   Inc. since January 2012; Chief Compliance Officer
                                                   of Vanderbilt Capital Advisors, LLC since July
                                                   2012: Director of Adviser and Portfolio Compliance
                                                   at Pioneer since October 2005; and Senior
                                                   Compliance Officer for Columbia Management
                                                   Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)         Since 2006. Serves    Director - Transfer Agency Compliance of Pioneer     None
Anti-Money Laundering        at the discretion     and Anti-Money Laundering Officer of all the
Officer                      of the Board.         Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 53

                           This page for your notes.

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                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/15 55

                           This page for your notes.

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60 Pioneer Mid Cap Value Fund | Annual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19443-09-1215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $25,026 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $24,767 for the year ended October 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,750
payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $8,750 for the year ended October 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,750 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $8,750  for the year ended October 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2015

* Print the name and title of each signing officer under his or her signature.